SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

            OREGON                      1-13159                 47-0255140
 (State or other jurisdiction    (Commission file number)    (I.R.S. employer
      of incorporation)                                     identification no.)

               1221 LAMAR #1600
                HOUSTON, TEXAS                              77010-1221
   (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (713) 853-6161

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                            Section 8 - Other Events

ITEM 8.01.    OTHER EVENTS.

              On September 10, 2004, the United States Bankruptcy Court for the Southern District of New York approved the sale of CrossCountry Energy, LLC (CrossCountry Energy) to CCE Holdings, LLC (CCE Holdings), a joint venture of Southern Union Company and GE Commercial Finance Energy Financial Services, for $2.45 billion in cash, including the assumption of debt. Enron Corp. and CCE Holdings originally entered into an agreement related to the sale of CrossCountry Energy on June 24, 2004, which was subsequently amended on September 1, 2004.






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
                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENRON CORP.


Date:  September 14, 2004                 By:  /s/ Raymond M. Bowen
                                             -----------------------------------
                                             Name:  Raymond M. Bowen
                                             Title: Executive Vice President and
                                                    Chief Financial Officer







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